UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Tilray, Inc.

(Name of Registrant as Specified In Its Charter)

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	1.	Title of each class of securities to which transaction applies:
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This Schedule 14A filing consists of the following communications relating to the proposed business combination of Tilray, Inc. (the “Company”), a Delaware corporation, and Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), pursuant to the terms of an Arrangement Agreement, dated December 15, 2020, by and among the Company and Aphira:

(i)	Joint Press Release
(ii)	All Employee Communication
(iii)	Investor Presentation
(iv)	Investor Call Transcript

Each item above was first used or made available on December 16, 2020.

(i)

APHRIA AND TILRAY COMBINE TO CREATE

LARGEST GLOBAL CANNABIS COMPANY WITH PRO FORMA REVENUE OF

C$874 MILLION (US$685 MILLION)

Complementary, Scalable Medical and Adult-Use Cannabis Businesses Strengthen Leadership Position in Canada; Expands U.S. and International Reach through World-Class Cultivation, Manufacturing, Diversified Product Portfolio and Distribution Footprint

Robust Supply Chain and Operational Efficiencies Expected to Generate Approximately C$100 Million of Pre-Tax Annual Cost Synergies

Aphria and Tilray to Host a Conference Call and Webcast at 8:30 a.m. Eastern Time

Leamington, Ontario and Nanaimo, British Columbia – December 16, 2020 – Aphria Inc. (“Aphria”) (TSX: APHA and Nasdaq: APHA), a leading global cannabis company inspiring and empowering the worldwide community to live their very best life, and Tilray, Inc. (“Tilray”) (Nasdaq: TLRY), a global pioneer in cannabis research, cultivation, production and distribution, today announced that they have entered into a definitive agreement (the “Agreement”) to combine their businesses and create the world’s largest global cannabis company (the “Combined Company”) based on pro forma revenue1. The deal is pursuant to a plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario), and the implied pro forma equity value of the Combined Company is approximately C$5.0 billion (US$3.9 billion), based on the share price of Aphria and Tilray at the close of market on December 15, 2020. Following the completion of the Arrangement, the Combined Company will have principal offices in the United States (New York and Seattle), Canada (Toronto, Leamington and Vancouver Island), Portugal and Germany, and it will operate under the Tilray corporate name with shares trading on NASDAQ under ticker symbol “TLRY”.

The Combined Company, supported by low-cost, state-of-the-art cultivation, processing, and manufacturing facilities, will have a complete portfolio of branded Cannabis 2.0 products in Canada. Internationally, the Combined Company will be well-positioned to pursue growth opportunities with Aphria’s medical cannabis and distribution footprint in Germany, and Tilray’s European Union Good Manufacturing Practices (“EU-GMP”) low-cost cannabis production facility in Portugal, which has export capabilities and tariff-free access to the European Union (“EU”) to meet increasing global demand for medical cannabis. In the United States, the Combined Company will have a strong consumer packaged goods presence and infrastructure with two strategic pillars, including SweetWater Brewing Company (“SweetWater”), a cannabis lifestyle branded craft brewer, and Manitoba Harvest, a leading hemp food manufacturer and a pioneer in branded CBD and wellness products. The Combined Company is expected to have a strong, flexible balance sheet, cash balance and access to capital giving it the ability to accelerate growth and deliver attractive returns for stockholders.

Under the terms of the Arrangement, the shareholders of Aphria (the “Aphria Shareholders”) will receive 0.8381 shares (the “Exchange Ratio”) of Tilray for each Aphria common share (each, an “Aphria Share”), while holders of Tilray shares (the “Tilray Stockholders”) will continue to hold their Tilray shares (the “Tilray Shares”) with no adjustment to their holdings. Upon the completion of the Arrangement, Aphria Shareholders will own approximately 62 percent of the outstanding Tilray Shares on a fully diluted basis, resulting in a reverse acquisition of Tilray, representing a premium of 23 percent based on the share price at market close on December 15, 2020 to Tilray shareholders. On a pro forma basis for the last twelve months reported by each company, the Combined Company would have had revenue of C$874 million (US$685 million).

[1]	Based on the most recently reported quarterly financial statements for Aphria and Tilray.

Proven Leadership Team

The Combined Company will be led by a best-in-class management team and board of directors, with strong track records in consumer-packaged goods and cannabis experience internationally. Upon completion of the Arrangement, Aphria’s current Chairman and Chief Executive Officer, Irwin D. Simon, will lead the Combined Company as Chairman and Chief Executive Officer. The board of directors will consist of nine members, seven of which, including Mr. Simon, are current Aphria directors and two of which will be from Tilray, including Brendan Kennedy, and one of which is to be designated. Aphria and Tilray are confident that the leadership team and proposed board of directors of the Combined Company provides a strong foundation for the Combined Company to accelerate growth. Additional senior leadership positions at the Combined Company will be named at a later date.

“This is an exciting day for both companies including our 2,500 employees, for the cannabis industry, and for patients and consumers around the world. We are bringing together two world-class companies that share a culture of innovation, brand development and cultivation to enhance our Canadian, U.S., and international scale as we pursue opportunities for accelerated growth with the strength and flexibility of our balance sheet and access to capital,” said Mr. Simon. “Our highly complementary businesses create a combined company with a leading branded product portfolio, including the most comprehensive Cannabis 2.0 product offerings for patients and consumers, along with significant synergies across our operations in Canada, Europe and the United States. Our business combination with Tilray aligns with our strategic focus and emphasis on our highest return priorities as we strive to generate value for all stakeholders.”

“I am honored to work with Brendan Kennedy, a pioneer in the cannabis industry, and the Tilray team as they join forces with our talented employees at Aphria,” continued Mr. Simon. “I look forward to leading the talented teams of both Aphria and Tilray as we seek to create a leading global cannabis and consumer packaged goods company with a portfolio of medical, wellness and adult-use brands consumers love.”

Mr. Kennedy, Tilray’s Chief Executive Officer, commented, “We are thrilled to bring together two cannabis industry leaders. At this nascent stage of development and expansion of the global cannabis market, we believe companies with leading geographic scale, product range and brand expertise are most likely to benefit long-term. By leveraging our combined strengths and capabilities, we expect to be able to meet the needs of consumers more effectively all over the world and advance patient care. With a strong financial profile, low-cost production, leading brands, distribution network and unique partnerships, we believe the Combined Company will be well-positioned to deliver sustainable, attractive returns for stockholders. I look forward to working with Irwin and the Combined Company’s management team to make our consumer products more accessible around the world.”

Strategic and Financial Benefits

The Combined Company will be the largest global cannabis company based on pro forma revenue for the last twelve months reported by each company with scale and breadth across major geographies and a complete portfolio of market leading brands in the major Cannabis 2.0 product categories. Aphria and Tilray each believe the business combination pursuant to the Arrangement will provide the following financial and strategic benefits, among others:

Financial Strength and Flexibility: The Combined Company will enjoy an attractive financial profile with pro forma revenue of C$874 million (US$685 million) for the last twelve months reported by each company, the highest in the global cannabis industry. In Canada, the combination of Aphria and Tilray will create the leading adult-use cannabis company with gross revenue of C$296 million (US$232 million) in the adult-use market for the twelve months reported by each company. Aphria has generated positive adjusted EBITDA over the last six quarters2, which in combination with the synergies to be realized, provides a robust platform for future profitability and cash flow generation for the Combined Company. This, collectively with the strength of the Combined Company’s balance sheet and access to capital, is expected to help accelerate global growth and value for the Combined Company’s stakeholders.

[2]	Non-GAAP measure which may not be consistent between companies in our industry. See definition in Aphria’s Q1 2021 Management Discussion & Analysis.

Creates the Leading Canadian Adult-Use Cannabis Licensed Producer: Together, Aphria and Tilray will be the leading adult-use cannabis Canadian Licensed Producer based on revenue for the last twelve months by combining their respective brands, distribution networks and world-class facilities. In Canada’s C$3.1 billion adult-use, retail market3, the Combined Company will have one of the lowest cost production operations with its state-of-the-art facilities. In addition, the Combined Company will have a portfolio of carefully curated brands across all consumer segments that are sold through its distribution partners. On a pro forma basis, for the period August to October 2020, the Combined Company would have held a 17.3% retail market share4, the largest share held by any single Licensed Producer in Canada and 700 basis points higher than the next closest competitor.

Increases Product Breadth and Commitment to Innovation: Leveraging both Aphria and Tilray’s commitment and culture of innovation and brand building, the Combined Company will serve clients with a complete portfolio of Cannabis 2.0 products and sales and service infrastructure supported by leading distribution partners. Aphria and Tilray’s complementary brands will be available across economy, value, core, premium and premium plus product offerings. In addition, the Combined Company will have a complete breadth of products in every major cannabis category, including flower, pre-roll, oils, capsules, vapes, edibles and beverages.

Establishes an Unrivaled European Platform: The Combined Company will be well-positioned to pursue growth opportunities with its end-to-end EU-GMP supply chain and distribution, which includes Aphria’s German medical cannabis distribution footprint and Tilray’s 2.7 million square foot European EU-GMP low-cost cannabis cultivation and production facility in Portugal. In Germany, Aphria’s wholly-owned subsidiary, CC Pharma GmbH, will provide the Combined Company with distribution capabilities for the Aphria and Tilray medical cannabis brands to more than 13,000 pharmacies. In Portugal, Tilray’s EU-GMP cultivation and production facility will provide the Combined Company with the capacity to cultivate and produce medical cannabis products in order to meet international demand and has export capabilities, which provides tariff-free access to the EU.

Enhances Consumer Packaged Goods Presence and Infrastructure in the U.S.: In the United States, the Combined Company will have a strong consumer packaged goods presence and infrastructure with two strategic pillars, including SweetWater, a cannabis lifestyle branded craft brewer, and Manitoba Harvest, a pioneer in branded hemp, CBD and wellness products with access to 17,000 stores in North America. The Combined Company is expected to leverage SweetWater’s craft beer manufacturing and distribution network to build brand awareness for the Combined Company’s leading brands via craft beers, hard seltzers, and other beverages as it seeks to take advantage of opportunities for both the adult-use and health and wellbeing beverage trends. The Combined Company also expects to pursue the opportunity to expand with new or existing CBD or other cannabinoid brands leveraging Manitoba Harvest’s strong hemp and wellness product platform. When U.S. regulations allow, the Combined Company expects to be well-positioned to compete in the U.S. cannabis market given its existing strong brands and distribution system in addition to its track record of growth in consumer-packaged goods and cannabis.

[3]	Annualized September 2020 retail sales of C$256 million based on Statistics Canada November 2020 release
[4]	Based on Stifel analyst report by Andrew Carter, dated December 6, 2020, “December 2020 Headset Canada Review”.

Positions Combined Company to Continue to Grow in the Beverage Segment: The Combined Company believes it will be well-positioned to pursue an accelerated rate of growth in the Canadian and the U.S. beverage industries by leveraging SweetWater’s innovation, knowledge, and expertise to introduce adult-use cannabis brands via craft beers and other beverages. This includes leveraging Aphria and Tilray’s proven distribution networks in Canada to sell SweetWater’s 420 cannabis lifestyle brand in Canada.

Substantial Synergies: The combination of Aphria and Tilray is expected to deliver approximately C$100 million of annual pre-tax cost synergies within 24 months of the completion of the transaction. The Combined Company expects to achieve cost synergies in the key areas of cultivation and production, cannabis and product purchasing, sales and marketing and corporate expenses. This is expected to include the opportunity for Aphria’s Leamington, Ontario operations to provide additional volume for Tilray’s brands and to replace the need for Tilray to use wholesale cannabis purchases from other licensed producers. Tilray’s London, Ontario facility will also provide Aphria with excess capacity to increase production of additional form factors including their branded edibles and beverages. The Combined Company is considering utilizing Tilray’s existing Nanaimo, British Columbia facility for Aphria’s premium Broken Coast brand to increasingly meet consumer demand for its products. The Combined Company plans to capitalize on opportunities for growth through a broadened product offering and additional form factors, with the aim of increasing adult-use cannabis brand availability across certain Canadian provinces to an expanded customer base with the Combined Company’s scalable infrastructure. Internationally, the Combined Company will have the opportunity to reach additional pharmacies and patients via distribution relationships. The combination is expected to unlock significant shareholder value.

Agreement Details

Under the terms of the Agreement, the Arrangement will be carried out by way of a court approved plan of arrangement under the Business Corporations Act (Ontario) and will require the approval of at least two-thirds of the votes cast by the Aphria Shareholders at a special meeting. Approval of a majority of the votes cast by Tilray stockholders will be required to, among other things contemplated by the Agreement, authorize the issuance of Tilray shares to Aphria shareholders pursuant to the Arrangement. Following completion of the Arrangement, Aphria will become a wholly-owned subsidiary of Tilray, with Aphria shareholders owning approximately 62 percent of Tilray.

Completion of the Arrangement is subject to regulatory and court approvals and other customary closing conditions. Regulatory approvals expected to be required include Competition Bureau (Canada), U.S. HSR and Germany FDI. The Agreement includes certain reciprocal customary provisions, including covenants in respect of the non-solicitation of alternative transactions, a right to match superior proposals and C$65 million (US$50 million) reciprocal termination fee payable under certain circumstances. The Arrangement is expected to close in the second quarter of calendar year 2021 following the receipt of such regulatory approvals, as well as court approval of the Arrangement.

Each of Aphria’s and Tilray’s respective directors and officers and certain principal Tilray Stockholders have entered into voting support agreements agreeing to vote their Aphria Shares or Tilray Shares, as applicable, in favor of the resolutions put before them pursuant to the Agreement.

For further information on the terms and conditions of the Arrangement, please refer to the Agreement in its entirety, which will be available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Full details of the Arrangement will be included in a management information circular of Aphria and in a proxy statement of Tilray to be delivered to Aphria Shareholders and the Tilray Stockholders, respectively, in the coming weeks.

Board of Directors’ Approval

Each of Aphria’s and Tilray’s respective board of directors has unanimously approved the Agreement and the Arrangement. Jefferies LLC provided a fairness opinion to the Board of Directors of Aphria on December 15, 2020, stating that, as of the date of such opinion and based upon the scope of review and subject to the assumptions, limitations and qualifications stated in such opinion, the Exchange Ratio is fair, from a financial point of view, to the Aphria Shareholders. Cowen provided a fairness opinion dated December 15, 2020 to the board of directors of Tilray stating that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications stated in such opinion, the Exchange Ratio is fair, from a financial point of view, to Tilray.

Advisors

Jefferies LLC is serving as financial advisor and DLA Piper LLP (US), DLA Piper (Canada) LLP and Fasken Martineau Dumoulin LLP are acting as legal counsel to Aphria. Cowen is serving as financial advisor and Cooley LLP and Blake, Cassels and Graydon LLP are acting as legal counsel to Tilray.

Conference Call & Webcast Presentation

Aphria and Tilray executives will host a conference call and webcast with a supplemental presentation to discuss the strategic business combination today, December 16, 2020 at 8:30 a.m. Eastern Time.

To listen to the live call, dial (647) 427-7450 from Canada and the U.S. or (888) 231-8191 from international locations and use the passcode 4334816. A telephone replay will be available approximately two hours after the call concludes through January 13, 2021. To access the recording dial (855) 859-2056 and use the passcode 4334816.

There will also be a simultaneous, live webcast and supplemental presentation available on the Investors section of Aphria’s and Tilray’s website at aphriainc.com and Tilray.com. The webcast will be archived for 30 days.

We Have A Good Thing Growing

About Aphria Inc.

Aphria Inc. is a leading global cannabis company inspiring and empowering the worldwide community to live their very best life. Headquartered in Leamington, Ontario – the greenhouse capital of Canada – Aphria Inc. has been setting the standard for the low-cost production of high-quality cannabis at scale, grown in the most natural conditions possible. Focusing on untapped opportunities and backed by the latest technologies, Aphria Inc. is committed to bringing breakthrough innovation to the global cannabis market. The Company’s portfolio of brands is grounded in expertly researched consumer insights designed to meet the needs of every consumer segment. Rooted in our founders’ multi-generational expertise in commercial agriculture, Aphria Inc. drives sustainable long-term shareholder value through a diversified approach to innovation, strategic partnerships, and global expansion.

For more information, visit: aphriainc.com

About Tilray®

Tilray (Nasdaq: TLRY) is a global pioneer in the research, cultivation, production and distribution of cannabis and cannabinoids currently serving tens of thousands of patients and consumers in 15 countries spanning five continents.

###

Aphria contacts:

Media

Tamara Macgregor

Chief Corporate Affairs Officer

tamara.macgregor@aphria.com

437-343-4000

Investors

Investor Relations

investors@aphria.com

Tilray contacts:

Media

Amy Bonwick, 647-515-3748

amy@pomppr.com

Investors

Raphael Gross

203-682-8253

Raphael.Gross@icrinc.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information in this news release constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this news release with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the Combined Company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; (x) that the Combined Company is expected to unlock significant shareholder value; and (xi) statements under the heading “Strategic and Financial Benefits” of this news release. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this news release. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this news release are made as of the date of this news release and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Additional Information About Tilray and Where to Find It

This news release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This release is being made in respect of the proposed transaction involving Aphria and Tilray pursuant to the terms of an arrangement agreement by and among Aphria and Tilray and may be deemed to be soliciting material relating to the proposed transaction.

In connection with the proposed transaction, Aphria will file a management information circular, and Tilray will file a proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Participants in the Tilray Solicitation

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tilray stockholders in connection with the proposed transaction will be set forth in the Tilray proxy statement for the proposed transaction when available. Other information regarding the participants in the Tilray proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Tilray as described in the preceding paragraph.

(ii)

To: All Tilray Global Staff

From: Brendan Kennedy

Subject: EXCITING NEWS: Tilray and Aphria Combination

Dear Tilray Team,

I’m proud to share some exciting news. We just announced that Tilray has entered into a definitive agreement to join forces with Aphria Inc., combining two leading Canadian cannabis companies to create the clear global leader with a strengthened global footprint and greatly-enhanced prospects for future growth. The combined company will utilize the Tilray name and will be led by Aphria CEO Irwin D. Simon. I will remain involved and engaged as a member of the “new” Tilray’s the board of directors.

The cultural alignment between the two organizations was a significant driver in the decision to pursue a merger – and it should be a strong, reassuring sign to all of us. Similar to Tilray, Aphria was founded on a mission to improve lives and inspire and empower the worldwide community to live their very best life. Together, with our combined teams, brands, and international footprint, we will deepen our brand portfolio across CPG, retail, and further meet increasing demand for medical cannabis around the globe.

This transaction provides great opportunities for you, our employees, as part of the largest cannabis company in Canada and – not insignificantly – the largest cannabis company in the world measured by revenue.

At the same time, I know that change of any kind can be challenging. Certainly, the last year has brought significant change for Tilray with tough decisions made to optimize our structure for long-term health and sustainability amid market volatility. In doing so, I committed to look for new partners in areas that bring new expertise to our business to ensure Tilray emerges as one of the leading and long-standing cannabis companies. And I truly believe this transaction is a winning combination of Tilray’s global pioneering roots and Aphria’s culture for innovation.

The transaction is expected to close in the second quarter of 2021, subject to the completion of standard closing conditions and approvals. Until then, it’s business as usual on both your near and long-term projects. We have put together an energetic and committed internal team, to oversee the integration process.

We founded Tilray over six years ago to pioneer the future of global cannabis. Two years ago, we made history by becoming the first cannabis company to complete our initial public offering (IPO) on a major U.S. stock exchange. Today marks yet another milestone and the beginning of an important step in the Tilray journey.

I invite you all to join me in a town hall later today, where I will share more insight to what this means for all of us at Tilray and to answer any questions I am able to.

I am honored and proud to be a part of this momentous junction in Tilray’s history, and I am looking forward to the future and the transformative opportunities that this combination will bring.

Thank you all for your continued support and dedication.

Best,

Brendan

Additional Information and Where to Find It

In connection with the proposed transaction, Aphria will file a management information circular, and Tilray will file a proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Participants in the Solicitation

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tilray stockholders in connection with the proposed transaction will be set forth in the Tilray proxy statement for the proposed transaction when available. Other information regarding the participants in the Tilray proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Tilray as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

Certain information in this news release constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this news release with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the Combined Company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; (x) that the Combined Company is expected to unlock significant shareholder value; and (xi) statements under the heading “Strategic and Financial Benefits” of this news release. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this news release. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues.

For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this news release are made as of the date of this news release and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

(iii)

LRAY COMBINE GLOBAL CANNABIS COMPANY | | | | | | | |

DISCLAIMER CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: Certain information in this news release constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this news release with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the Combined Company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; (x) that the Combined Company is expected to unlock significant shareholder value; and (xi) statements under the heading “Strategic and Financial Benefits” of this news release. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this news release. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this news release are made as of the date of this news release and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws. NON-IFRS MEASURES: In this Presentation, reference is made to adjusted EBITDA, which is not a measure of financial performance under International Financial Reporting Standards (IFRS). This metric and measure is not a recognized measure under IFRS does not have meanings prescribed under IFRS and is as a result unlikely to be comparable to similar measures presented by other companies. This measure is provided as information complimentary to those IFRS measures by providing a further understanding of our operating results from the perspective of management. As such, this measure should not be considered in isolation or in lieu of review of our financial information reported under IFRS. Definitions and reconciliations such measure can be found in Aphria’s annual Management’s Discussion and Analysis for the year ended August 31, 2020, filed on SEDAR and EDGAR. This Presentation may not be reproduced, further distributed or published in whole or in part by any other person. Neither this Presentation nor any copy of it may be taken or transmitted into or distributed in any other jurisdiction which prohibits the same except in compliance with applicable laws. Any failure to comply with this restriction may constitute a violation of applicable securities law. Recipients are required to inform themselves of, and comply with, all such restrictions or prohibitions and Aphria does not accept liability to any person in relation thereto. 2

A P H R I A + T I L R A Y : A GLOBAL CANNABIS LEADER ✓ Combines two highly complementary businesses to create a leading Cannabis-focused CPG company, and the largest globally by revenue ✓ Strengthens leadership position in Canada, with complete portfolio of product offerings and carefully curated brands ✓ Bolsters scale and capabilities of leading international medical cannabis business, with end-to-end GMP supply chain + ✓ Builds multi-pronged U.S. CPG platform to be immediately leveraged for Cannabis products when regulations allow ✓ Robust financial profile with ~C$579mm (US$454mm) (1)(2) pro forma cash on balance sheet ✓ Best-in-class management team and Board, highlighted by CPG and Cannabis operating experience Sources: Public filings. (1) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. (2) Last reported quarter, as adjusted for recent equity issuance under both Companies’ ATM 3 programs and Aphria’s acquisition of SweetWater.

A P H R I A + T I L R A Y : TRANSACTION OVERVIEW â–ª Stock-for-stock combination, which takes the form of a reverse acquisition executed by way of Plan of Arrangement under the Business Corporations Act (Ontario) Structure â–ª Aphria shareholders to receive 0.8381 shares of Tilray for each Aphria share they own, Tilray stockholders to continue to hold their shares â–ª Pro forma ownership of approximately 62% for Aphria shareholders and 38% for Tilray stockholders, on a fully diluted basis â–ª Represents a premium of 23% based on the share price at market close on December 15, 2020 to Tilray stockholders â–ª Irwin D. Simon: Chairman â–ª The board of directors will consist of 9 members: Board of Directors - 7 current Aphria directors, including Mr. Simon—2 current Tilray directors, including Brendan Kennedy with 1 additional director to be nominated Management â–ª Irwin D. Simon: Chairman and Chief Executive Officer Name / Ticker / â–ª Name: Tilray, Inc. | Ticker: Nasdaq: TLRY Location â–ª Principal offices in United States (New York and Seattle), Canada (Toronto, Leamington and Vancouver Island), Portugal and Germany Domicile â–ª The combined company will operate under Tilray, Inc., a Delaware corporation domiciled in the U.S. â–ª Subject to customary closing conditions, including regulatory and stockholders approvals, as well as court approval of the Plan of Arrangement Conditions / Timing â–ª Expected to close in the second quarter of calendar year 2021 4

A P H R I A + T I L R A Y : LARGEST GLOBAL CANNABIS COMPANY BY REVENUE LTM Revenue (CAD$ Millions) (1) $900 $874 (2)(3) (2)(4) $842 $800 $700 (2)(5) $600 $602 $581 (2) $500 $477 (2) $441 $400 $300 (2)(6) $268 $261 (2) $255 $200 $96 $87 $100 $0 + Sources: Public filings. Note: Showing select Canadian and U.S. companies. (1) Net Revenue. (2) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. (3) Pro forma for full year of SweetWater revenue. (4) Pro forma for the acquisitions of Acres Cannabis, Cura Partners, Arrow Alternative Care and GR Companies. (5) Pro forma for the acquisitions of PurePenn and Solevo. 5 (6) Pro forma for owning 100% of Pure Sunfarms.

W E L L P O S I T I O N E D I N A L L L A R G E C A N N A B I S M A R K E T S G L O B A L L Y LEADERSHIP IN CANADA Leading Brands and Distribution Creates a leading player A Comprehensive in Canada’s C$3.1bn Cannabis 2.0 (US$2.4bn) adult-use, Product Portfolio retail market (1)(2), by combining brands, distribution networks and world-class facilities Carefully Curated Brands Across All Customer Key Highlights Segments â–ª State-of-the-art, â–ª Complete â–ª Complementary provincial strength scalable Cannabis processing and with Aphria’s leadership in Ontario cultivation in Canada manufacturing and Alberta and Tilray’s leadership in â–ª Cultivation cost below capabilities for Quebec C$1 per gram (3) 2.0 products â–ª Pro forma retail market share of Blue Chip 17.3% (4) Distribution Partners (1) Annualized September 2020 retail sales of C$256 million based on Statistics Canada November 2020 release. (2) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. (3) Aphria facilities only. (4) On a pro forma basis, for the period August to October 2020, based on Stifel analyst report by Andrew Carter, dated December 6, 2020, “December 2020 Headset Canada Review”. 6

A P H R I A + T I L R A Y : LEADING ADULT-USE POSITION IN CANADA LTM Adult-Use Cannabis Gross Revenue (CAD$ Millions) $350 $296 (1) $300 $250 $245 $200 $172 $150 $126 $100 (1)(2)(3) $80 $74 $47 (1)(4) $50 $43 $0 + Sources: Public filings. (1) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. (2) Pro forma for owning 100% of Pure Sunfarms. (3) FYQ4 2019 gross revenue based on FYQ4 2019 net revenue and FYQ1 2020 gross-to-net ratio. 7 (4) Represents rest of world net revenue plus excise taxes.

W E L L P O S I T I O N E D I N A L L L A R G E C A N N A B I S M A R K E T S G L O B A L L Y COMPLETE PRODUCT OFFERING FOR CONSUMERS Flower / Pre-Rolls Premium Plus Oils / Capsules Vape Flower / Pre-Rolls Premium Oils / Capsules Vape Flower / Pre-Rolls Oils / Capsules Core Vape Edible Beverage Economy Flower / Pre-Rolls 8

W E L L P O S I T I O N E D I N A L L L A R G E C A N N A B I S M A R K E T S G L O B A L L Y FARM TO PHARMACY IN EMEA Tilray’s European leadership combined with Aphria’s German footprint creates an unrivaled European platform European market size of ~US$3.9bn by 2025 (1) Current Market Presence Current CBD Market Presence Near Term Market Opportunity Israel Portugal ~US$65mm market size by 2025 (2) Germany ~US$1.3bn market size Poland ~US$60mm market size by 2025 (2) by 2025 (1)(3) â–ª Aphria co-branding partnership with â–ª Large medical market ODI Pharma AB opportunity bolstered by government reimbursement Italy ~US$430mm market size by 2025 (1) â–ª CC Pharma: leading importer â–ª FL Group: Aphria’s distributor to the and distributor in Germany Italian Cannabis market â–ª Wellness brands launched in Q4 2020 United Kingdom â–ª State-of-the-art facility (EU GMP certification ~US$560mm market size by 2025 (1) in process) with first harvest expected early calendar year 2021 France ~US$475mm market size by 2025 (1) 2.7m sq. ft. EU-GMP low cost Cannabis cultivation and production facility with export capabilities, providing tariff-free access to the EU The Netherlands ~US$120mm market size by 2025 (1) (1) BDS Analytics report: The State of Legal Cannabis Markets: Post-COVID Forecast Updates. (2) Arcview Market Research / BDS Analytics report: The Road Map to a $57 Billion Worldwide Market. 9 (3) National health authorities, Nation Drug agencies, National Cannabis agencies, KOMAND Consulting.

W E L L P O S I T I O N E D I N A L L L A R G E C A N N A B I S M A R K E T S G L O B A L L Y STRONG CPG PRESENCE AND INFRASTRUCTURE IN THE U.S. U.S. EXPANSION BASED ON TWO STRATEGIC PILLARS: Branded Cannabis Lifestyle Company U.S. Hemp and Wellness Platform ✓ Pioneer in branded hemp and CBD products with proven track ✓ Craft beer manufacturing and distribution infrastructure record in the U.S. to build brand awareness 420 Curated to the ✓ Cannabis lifestyle ✓ Access to 17,000 stores in North America ~40,000 on-premise and off-premise points of sale across 27 states ✓ Opportunity to leverage platform with new or existing brands for ✓ further U.S. expansion in CBD and other cannabinoids 420 Fest is one of the largest music festivals in the U.S. ✓ Introduce Aphria and Tilray’s leading brands via craft beers and other beverages to build brand awareness in the U.S. Selected Products Selected Retailers Well positioned to compete in the U.S. Cannabis market when regulations allow, given infrastructure and well-developed distribution network, track record and CPG and Cannabis expertise 10

A P H R I A + T I L R A Y : INDUSTRY LEADING PROFITABILITY ✓ Aphria has generated positive adjusted EBITDA over the last 6 quarters, providing a robust platform for future profitability and cash flow generation for the Combined Company Aphria and SweetWater Pro Forma Adjusted EBITDA (C$ Millions) (1) $20.0 (2) $18.9 $15.0 $8.9 $10.0 $8.6 $5.7 $5.0 $10.0 $1.9 $1.0 $0.2 $0.0 FQ4 2019 FQ1 2020 FQ2 2020 FQ3 2020 FQ4 2020 FQ1 2021 Aphria SweetWater Source: Public filings. (1) Aphria financials presented on a Non-US GAAP, Non-IFRS basis and SweetWater financials presented on a Non-US GAAP basis, which may not be consistent. (2) Pro forma for SweetWater using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. 11

A P H R I A + T I L R A Y : MEANINGFUL COST SYNERGIES WITH ADDITIONAL UPSIDE • Consolidation of cultivation and production infrastructure in Canada and Europe Cultivation & Production • Aphria to supply Cannabis volumes currently outsourced by Tilray Potential Cost Synergies Sales and marketing • Sales and distribution synergies • Public company expenses Corporate • Corporate consolidation and optimization Over C$100 Million (US$78 Million) (1) of Pre-Tax Annual Cost Synergies Achievable Over Next 24 Months Following Close of Transaction • Bolster Aphria brands in Quebec Canada Adult-Use • Bolster Tilray brands in Ontario Additional Potential • Provide additional 2.0 form factor capability to Aphria brands Revenue Synergy Opportunities • Potential to reach additional pharmacies and patients via distribution relationships International • Move up value chain in Germany by securing distributor portion of revenue by leveraging CC Pharma for cannabis distribution (1) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. 12

A P H R I A + T I L R A Y : PRO FORMA CAPITALIZATION Pro Forma Capital Structure Strategy Pro Forma Key Financials (1)(2) CAD USD ✓ Deleverage through growth and cash flow Cash $579 $454 ✓ Committed to conservative leverage profile Secured Debt $356 $279 ✓ No near-term maturities Convertible Notes $685 $537 ✓ Flexible capital structure to facilitate continued Total Debt $1,041 $816 growth LTM Net Revenue (3) $874 $685 LTM Adult-Use $296 $232 Gross Revenue Sources: Public filings. Note: Financial data shown in millions. (1) Converted using 0.7835 CAD/USD exchange ratio as of 12/11/20 per Capital IQ. (2) Last reported quarter, as adjusted for recent equity issuance under both Companies’ ATM programs, Tilray’s convertible note exchanges, and Aphria’s acquisition of SweetWater. (3) Pro Forma for full year of SweetWater revenue. 13

A P H R I A + T I L R A Y : LEADERSHIP TEAM WITH EXTENSIVE CPG AND OPERATIONAL EXPERIENCE Name Title Prior Experience Name Title Prior Experience Irwin D. Chief Executive Officer, Simon Chairman of the Board Brendan Chief Executive Officer Kennedy Carl Chief Financial Officer Merton Michael Chief Financial Officer Jim Chief Operating Officer, Kruteck Meiers Aphria Leamington Denise Chief Strategy Officer Faltischek Jon Chief Operating Officer Levin Christelle Chief Legal Officer Gedeon Andrew Chief Corporate Tamara Chief Corporate Affairs Pucher Development Officer MacGregor Officer 14

A P H R I A + T I L R A Y : THE RIGHT COMBINATION TO LEAD GLOBAL CANNABIS Leadership in Adult-Use throughout Canada Industry leading capabilities in beverage Adult-Use leadership in Canada with highly recognizable brands and edibles Lowest cost production across State-of-the-art GMP certified Portugal Low cost, state-of-the-art facilities the industry production facility Multi-faceted German strategy with Low cost EU GMP production facility Medical leadership in Europe domestic cultivation, import license and in Europe large distribution infrastructure SweetWater provides robust infrastructure Strong retail network in the U.S. through Well positioned for U.S. legalization and accelerates brand building in the U.S. Manitoba Harvest 15

Additional Information and Where to Find It

In connection with the proposed transaction, Aphria will file a management information circular, and Tilray will file a proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Participants in the Solicitation

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tilray stockholders in connection with the proposed transaction will be set forth in the Tilray proxy statement for the proposed transaction when available. Other information regarding the participants in the Tilray proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Tilray as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

Certain information in this news release constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this news release with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the Combined Company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; (x) that the Combined Company is expected to unlock significant shareholder value; and (xi) statements under the heading “Strategic and Financial Benefits” of this news release. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this news release. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues.

For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this news release are made as of the date of this news release and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

(iv)

Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

CORPORATE PARTICIPANTS

Carl A. Merton	Brendan Kennedy
Chief Financial Officer, Aphria, Inc.	Chief Executive Officer & Director, Tilray, Inc.

Irwin David Simon
Chairman & Chief Executive Officer, Aphria, Inc.

OTHER PARTICIPANTS

Vivien Azer	Tamy Chen
Analyst, Cowen and Company	Analyst, BMO Capital Markets Corp. (Canada)

W. Andrew Carter	Matt Bottomley
Analyst, Stifel, Nicolaus & Co., Inc.	Analyst, Canaccord Genuity Corp.

Rupesh Parikh	Michael S. Lavery
Analyst, Oppenheimer & Co., Inc.	Analyst, Piper Sandler & Co.

Aaron Grey	Graeme Kreindler
Analyst, Alliance Global Partners Corp.	Analyst, Eight Capital

John Zamparo
Analyst, CIBC World Markets, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to today’s conference to discuss the Strategic Business Combination of Aphria and Tilray. At this time, all participants are currently in a listen-only mode. The call will be open for your questions following the management’s remarks and instructions will be given at that time.

I would now like to turn the conference over to Carl Merton, Aphria Chief Financial Officer. Mr. Merton, please go ahead.

Carl A. Merton

Chief Financial Officer, Aphria, Inc.

Thank you. Good morning, everyone. And thank you for joining us to discuss Aphria and Tilray’s announcement to strategically enter into a business combination, creating a leading global cannabis company. By now, everyone should have access to the business combination press release we issued jointly this morning. The press release and supplemental presentation are available on the Investor section of Aphria’s website at www.aphriainc.com and Tilray’s website at www.tilray.com. For further information on the terms and conditions of Aphria and Tilray’s definitive arrangement agreement, pursuant to a plan of arrangement, please refer to the agreement in its entirety, which will be available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov.

Joining me on today’s call from Aphria are Irwin, our Chairman and CEO. From Tilray, their CEO, Brendan Kennedy; and CFO, Michael Kruteck.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Before we begin, please remember that during the course of this call, management may make forward-looking statements. These statements are based on management’s current expectations and beliefs and involve known and unknown risks and uncertainties which may prove to be incorrect, and actual results could differ materially from those described in these forward-looking statements. Please note the text of Aphria and Tilray’s press release issued today for a discussion on risks and uncertainties associated with such forward-looking statements.

And now, I’d like to turn the call over to Irwin.

Irwin David Simon

Chairman & Chief Executive Officer, Aphria, Inc.

Thank you very much, Carl, and welcome Brendan and Michael, and good morning, everyone. Thank you for joining us today and especially on a short notice. You know, this is an exciting day for both companies including our 2,500 employees around the world and for the cannabis industry and for patients and consumers. We’re bringing together two world-class companies that share a culture of innovation, brand development and cultivation to enhance our strong Canadian, US and international scale as we pursue opportunities for accelerated growth with the strength and flexibility of our balance sheet and our access to capital. This business combination creates the largest global cannabis company with an attractive financial profile. On a combined basis, we’ll have a pro forma revenue approaching CAD 900 million for the last 12 months reported by each company, which is the highest in the global cannabis industry. And together, Aphria and Tilray, will have great financial strength and flexibility.

In Canada, we’ll extend Aphria’s strong foundation as a leading license producer when combined with Tilray. We will create the leading adult-use cannabis company with gross revenue of nearly CAD 300 million for the last 12 months reported for each – by each company. We believe it is a key competitive strength for our combined companies given the rapid developing opportunities for growth in the Canadian adult-use in the medical cannabis marketplace.

You heard me say before, what a difference a couple of years makes at Aphria and it’s true. We’ve extended our leadership position in Canada, enhanced our operations in Germany and Greater Europe and most recently with the acquisition of SweetWater Brewing Company, we have positioned us well in the consumer-packaged goods and beverage business.

Now, with today’s announcement on the business. We are strengthening ourselves again and the foundation in Canada, adding greater capabilities in the US and internationally. We’re poised for continued growth across multiple geographies and increasingly well-positioned in the US, Europe and for potential, which will happen one day, legalization of cannabis.

We are connecting with new and existing consumers where and when they want to shop whether it’s brick-and-mortar locations via e-commerce and even in food service and for certain products.

Focusing on the Aphria and Tilray business combination in more detail. We’re excited about the opportunity for approximately CAD 100 million in annual pre-tax cost synergies within 24 months following the completion of this transaction. This will also be a positive platform for future business accretion as we integrate our two businesses together.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Our business combination with Tilray aligns with our strategic focus and emphasis on our highest return priorities as we strive to generate value for all our stakeholders. The combined company supported by low-cost state-of- the-art cultivation processing manufacturing facilities will enhance Aphria existing complete portfolio of carefully curated brands for Cannabis 2.0 across all our consumer segments that are sold through our distribution partners. Internationally, the combined company will be well positioned to pursue our growth opportunity with Aphria’s medical cannabis and distribution footprint in Germany and Tilray’s EU-GMP low-cost cannabis production facility in Portugal, which has export capabilities and tariff-free access to the European Union to meet increasing global demand for medical cannabis.

In the US, the combined company will have a strong consumer packaged goods presence and infrastructure with two strategic pillars, including most recent acquired SweetWater Brewing Company, a cannabis lifestyle branded craft brewer, and Manitoba Harvest, a pioneer in the branded hemp CBD and wellness products. These two businesses represent over CAD 120 million in US sales. We look to build upon our existing distribution partnerships in the US and internationally.

From a financial perspective, Aphria has generated positive adjusted EBITDA over the last six quarters providing a robust platform for future profitability and cash flow generation for the combined companies together. This collectively with the strength of the combined company’s balance sheet, cash balance, and access to capital is expected to help accelerate global growth and deliver attractive returns for our stockholders.

We’ve provided an overview of the transaction structure, initial announcement of the governance of the company, and the path forward in closing this transaction in our Investor Day. The stock-for-stock business combination has been unanimously approved by Aphria and Tilray Board of Directors. Once the business combination is complete, Aphria shareholders will own approximately 62% of the outstanding shares of the combined company on a fully diluted basis. In addition, upon completion of the business combination, I will become Chairman of the Board and CEO of the combined company. My friend and partner, Brendan Kennedy, current CEO of Tilray, who you’ll hear from today shortly, will be joining the combined company’s Board of Directors. Brendan is a pioneer in the global cannabis industry, and it has been a tremendous pleasure getting to know him and working with him. I will look forward to working with him and their teams to execute our corporate strategy and integrate the two company’s culture.

The combined company Board of Directors will consist of nine members, seven, which including myself are current Aphria directors and two from Tilray, including Brendan and a director to be designated. Together, with approximately 2,500 employees around the world and being sold in more than 10 countries, we will bring cultivation, manufacturing scale, product breadth, and market-leading brands to consumers and patients globally. We’re fortunate to have a best-in-class management team and Board of Directors with strong track records in consumer-packaged goods and cannabis experience internationally.

The combined company will have principal offices in Canada, Toronto, Leamington, Vancouver Island, the United States, New York and Seattle, Portugal and Germany. We expect to operate under the Tilray corporate name. We expect the business combination to close in the second quarter of calendar year 2021 following the receipt of regulatory approval and shareholder approvals from both companies.

Now, I’d like to review a few of the strategic financial and business rationale for our business combination in more detail. Then, I’ll turn it over to Brendan to review a few additional reasons why we find this business combination so exciting and compelling.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

First, as I mentioned earlier today, together Aphria and Tilray will be the leading adult-use cannabis Canadian licensed producer based on revenue for the last 12 months reported by each company by combining their respective brands, distribution networks and world-class facilities. In Canada’s CAD 3.1 billion adult-use retail market, the combined company will have the lowest cost production with a state-of-the-art facilities. In addition, the combined companies will have a portfolio of carefully created brands across all consumer segments that are sold through its distribution partners.

On a pro forma basis for the period of August to October 2020, the combined company will have a market share approaching 20%, the largest share held by any single licensed producer in Canada and 700 basis points higher than the next closest competitor. While we’re pleased to be in this position, together, we are striving to be at least a 30% market share or better over time.

We expect to achieve this growth with new products, brand innovation and strong growth across our existing products and brand. For example, expansion to edibles, gummies, chocolates and beverages and taking share away from the illicit market. In the United States, the combined company will have a strong consumer packaged goods presence, an infrastructure with two strategic pillars including SweetWater as I mentioned before, a cannabis and lifestyle branded craft brewer and Manitoba Harvest, a pioneer in the branded hemp, CBD and wellness product with access to 17,000 stores in North America.

The combined company is expected to leverage SweetWater’s craft beer manufacturing and distribution network to build brand awareness for the combined companies’ leading brands be its craft beers, hard seltzers, and other beverages as we seek to take advantage of the opportunities for both the adult-use and health and well-being beverages, which is a 200-plus-billion-dollar market. We also expect to pursue the opportunity to expand with newer existing CBD or other cannabinoid products leveraging Manitoba Harvest’s strong hemp and wellness product platform.

In the US, when regulators allow the combined company expects that we – expects to be well positioned to compete in the US cannabis market given its existing strong brands and distribution system in addition to his track records of growth in our consumer-packaged goods world. The US is expected to be the largest market opportunity globally. Our combined company will be ready. It’s amazing to think about how we are ready in the market in the US with our combined hemp beverage offerings. We’re building our brands. We expect to introduce our combined cannabis lifestyle brands in the US ahead of legalization, and we’re doing this without even touching the plant.

We believe we have a great opportunity for continued growth in the US and the Canadian beverage industries by leveraging SweetWater’s innovation knowledge and expertise to introduce adult-use cannabis brands via craft beers and other beverages. This includes leveraging Aphria and Tilray’s proven distribution network to sell SweetWater’s 420 cannabis lifestyle brands in Canada.

We also hope to leverage opportunities through Tilray’s already well-established relationship with InBev. As I mentioned, earlier, as noted in today’s press release and supplemental presentations, our teams identified approximately $100 million of annual pre-tax cost synergies, which we will know we’ll get over the next 24 months. We expect to achieve these cost synergies in key areas of cultivation, production supply chain cannabis production purchasing, sales and marketing and corporate expenses. This is projected to include the opportunities for Aphria Leamington, Ontario operations to provide additional volume for Tilray’s brands and to replace the need for Tilray to purchase wholesale cannabis from other licensed producer.

Tilray’s London, Ontario facility will also provide Aphria with excess capacity to increase its production of additional form factors including their branded edibles and beverages. We are considering to utilize Tilray’s existing Nanaimo, British Columbia facility for Aphria’s premium Broken Coast brand. And let me tell you something, we need that production for Broken Coast which has tremendous consumer demand.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

On a combined basis, our company plans to capitalize on growth opportunities throughout the broadened product offerings and additional factors with the aim of increasing adult-use cannabis brand availability across certain Canadian provinces to expand customer base with the combined company’s scalable infrastructure.

Internationally, the combined company will have the opportunity to reach additional pharmacies and patients via our distribution relationship. The combined company is expected to unlock significant shareholder value. We believe Aphria and Tilray complementary scalable medical adult-use cannabis business will help strengthen our leadership position in Canada and expand our reach in the US and internationally through our world-class cultivation and manufacturing, as well as our diversified product portfolio and distribution footprint.

We are incredibly excited about this opportunity to work together to create the largest global cannabis company in line with our mission to inspire, empower the worldwide community to live their very best life. I look forward to leading the talented teams of both Aphria and Tilray with a portfolio of medical, wellness and adult-use brands that consumers love.

With that, I’d like to now turn the call over to Brendan. Thank you. Brendan.

Brendan Kennedy

Chief Executive Officer & Director, Tilray, Inc.

Thank you, Irwin. Good morning, everyone. Thanks for joining us on the call and webcast today. I’m excited to be speaking with you all and to share the news that’s been in the making for some time. As Irwin mentioned, this transaction brings together two leading cannabis companies, creating a clear global leader, strengthening our global footprint, and positioning the new Tilray for further growth. I believe this transaction is truly in the best interest of Tilray and Aphria, and for our shareholders, customers and employees.

At this nascent stage of development expansion of the global cannabis market, we believe companies with the leading geographic scale, product range, and brand expertise are most likely to benefit long term. We have pioneered in this industry for the past decade by being opportunistic and assessing ways to strengthen our platform and better deliver on our mission. This transaction is aligned with these goals and presents an excellent outcome for our stockholders through the opportunity to realize a significant value creation through the largest company in the cannabis industry.

At the highest level, the respective positions of our two companies in the market means that we will have a unique opportunity to leverage our combined strengths and capabilities. In turn, we expect to be able to meet the needs of consumers more effectively all over the world in advanced patient care. With a strong financial profile, low-cost production, leading brands, distribution network and unique partnerships, we believe the combined company will be well positioned to deliver sustainable attractive returns for stockholders. Irwin and I have had the opportunity to get to know one another well over the past 12 months. We share a similar vision and mission for global growth and innovation while ensuring we’re enhancing the lives of our consumers and patients. I look forward to working with Irwin and the combined company’s management team to make our consumer products more accessible around the world.

With the combined company, we expect to leverage both Aphria’s and Tilray’s commitment and culture of innovation and brand building. The combined company will serve clients with a strong portfolio at Cannabis 2.0 products, and sales and service infrastructure supported by leading distribution partners. Aphria and Tilray’s complementary brands will be available across economy, value, core, premium and premium plus product offerings.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

In addition, the combined company will have a complete breath of products in every major cannabis category including flower, pre-rolls, oil, capsules, vapes, edibles and beverages. Our product portfolio including the breadth and depth of our brands is expected to position the combined company with a more streamlined supply and distribution chain allowing for more consistency in in-stock positions for all provinces, retailers and consumers.

In Europe, we believe our combined operations helps us to establish an unrivalled European platform. Our combined company will be well-positioned to pursue growth opportunities with our end-to-end EU-GMP supply and distribution chain, which includes Aphria’s German medical cannabis distribution footprint, and Tilray’s European EU-GMP low-cost cannabis cultivation and production facility in Portugal.

In Germany, Aphria’s wholly owned subsidiary, CC Pharma, will provide the combined company with distribution capabilities for the Aphria and Tilray medical cannabis brand to more than 13,000 pharmacies.

In Portugal, Tilray’s EU-GMP cultivation and production facility will provide the combined company with the capacity to cultivate and produce medical cannabis products in order to meet international demand and have export capabilities, which provides tariff-free access to the EU.

The combination of Aphria and Tilray will create the global leader in the cannabis industry upon completion of the business transaction. I truly believe that this transaction is a winning combination of Tilray’s global pioneering roots and Aphria’s culture for innovation. We look forward to achieving greater growth together through our worldwide scale and leading portfolio of adult-use cannabis and medical brands, as well as the many transformative opportunities this business combination will bring.

I would now like to turn the call back to Irwin for closing remarks. Irwin.

Irwin David Simon

Chairman & Chief Executive Officer, Aphria, Inc.

Thank you, Brendan. I love that Brendan already [ph] got me (00:21:38) skipping questions and answers. But, Brendan, I think what we’ll do right now is turn it over. Carl, you and I are going to answer some great questions out there from our analysts.

Operator, could you start the question, please?

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

QUESTION AND ANSWER SECTION

Operator: Yes. Thank you. [Operator Instructions] Your first question comes from the line of Vivien Azer of Cowen. Your line is open.

Vivien Azer	Q
Analyst, Cowen and Company

Hi. Thanks. Good morning and congratulations on the transaction.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

Thank you very much, Vivien.

Vivien Azer	Q
Analyst, Cowen and Company

So, a quick housekeeping item...

Brendan Kennedy	A
Chief Executive Officer & Director, Tilray, Inc.

Thanks, Vivien.

Vivien Azer	Q
Analyst, Cowen and Company

Thanks. Can you guys speak to the change of control provisions as it relates to the ABI joint venture with Tilray, please? Thanks.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

I’m going to let Brendan do that.

Brendan Kennedy	A
Chief Executive Officer & Director, Tilray, Inc.

So, that’s something that is – it’s a discussion that will have to be had not only with the team at [ph] Fluence (00:22:59), and the CEO and the board there, but then, the board at ABI. So, it’s a conversation that’ll take place over the coming months as we look to continue to grow and expand that business.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

And, Vivien, we’d be excited with SweetWater today. ABI distributes some of their products around the US in the 27 states. And I think with the relationship that Tilray built with ABI and where the drink market is, I think there’s a great opportunity to work with them in regards to innovation, distribution and the next generation of products. And I think – I got to tell you from my standpoint, I’d be real excited to do that.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Vivien Azer Analyst, Cowen and Company	Q

Sure. That makes perfect sense. And then into my real question, just on the potential cost synergies. Can you talk about the phasing over the 24 months in terms of the three kind of buckets of opportunity? Thanks.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

So, you know from a standpoint, I think there’s at least in low-hanging fruit from a public company cost, they’ll go away immediately, as you heard me say before. The good news is, a lot of Tilray’s production today as they buy cannabis from other growers is a big opportunity as we move that into Aphria. It’s about 35,000 kilos a year that will move into our facility. It’s from a low cost, from a cost standpoint there.

In regards to sales and marketing, combining our sales force, combining our marketing, in regards to just bolstering our marketing, where we’re both competing against each other is big. And then last but not least in our international, combining our two international facilities together and being able to sell through [ph] other (00:25:04) CC Pharma.

So, I would say at least half of it in year one and half in year two. And not that I would commit to more, but we think there is beyond CAD 100 million of synergies and savings. And the big thing maybe with this here, with the Canadian LP is to find CAD 100 million synergies and savings. So, that was pretty difficult with the growth. So, what we will create in accretion and valuation to these combined companies for our shareholders is a big, big part of why this deal makes a lot of sense.

Vivien Azer Analyst, Cowen and Company	Q

Understood. Thanks so much.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

Thank you.

Operator: Your next question comes from Andrew Carter of Stifel. Your line is open.

W. Andrew Carter Analyst, Stifel, Nicolaus & Co., Inc.	Q

Thanks. Good morning. I guess I wanted to ask at this stage of the Canadian market developments, are there really scale benefits accruing to the larger players. I mean we’ve seen the smaller players continue to get listings of the price competitions. Are the provinces showing any real deference to companies with a full product solution or inclinations of working to more profitably manage the category. And one more question within that, your both companies use a brokered sales force. Is there any thought of investing to internalize those capabilities? Thanks.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

So, Brendan, do you want to go first, and I can follow up on that.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Brendan Kennedy Chief Executive Officer & Director, Tilray, Inc.	A

Sure. I’ll take the first part. Through the meetings with the various provincial boards, they’re looking for benefits of scale. So, they’re looking for consistent supply, reliable supply on a regular basis. And that has been one of the largest challenges in the past. And so, I think that together there are opportunities from scale across all of the product categories from flower to edibles from oil to beverages. That’s one of the benefits. And with Aphria’s strength in Ontario and our strength in Quebec, we think that there’s a tremendous opportunity for both companies to benefit in the future of the combined company and introduce more of each other’s brands in the provinces where we have respective strength.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

So, just on that and I echo what Brendan had to say. But I think as we look at the growth in the industry here, number one, with a – close with 20% share in us taking another, going after at least another 10% share and being a big player. And being a big player, what we’ve got to make sure is we bring along supply. And that’s been one of the biggest issues in the industry today is supply and then the stocks.

Number two is innovation and different strengths and having the ability to invest in that. Being that low-cost producer and Aphria will continue to drive down cost and be that low-cost producer out there. And we keep hearing about how costs are coming down or prices coming down. Well, we’ll be able to compete. And the industry will continuously change in regards to e-commerce and how it sold direct to the consumer and how it’s market to the consumer. So, with that, you know, with the industry growing and being a CAD 5 billion, CAD 6 billion industry, including what will come from the illicit market, we will be there as the combination is the largest cannabis company in Canada.

With that for Aphria, I mean what Tilray offers us tremendously is the opportunity to get Cannabis 2.0 with their facility in edibles and drinks. They also have additional vape capability and pre-rolls which we need because of the growth in our industry. So, with that, you know, there’s a lot that both complement each other from an industry standpoint.

And in regards to our sales organization, you know, Great North has done – Southern Glaciers has done a great job for us. And having those boots on the street, having those merchandisers going in the stores is very helpful. And in my prior world, I’ve worked with brokers and distributors. So, it would be our preference to continue to work with these guys.

W. Andrew Carter Analyst, Stifel, Nicolaus & Co., Inc.	Q
Sounds good. I’ll go ahead and pass it on.
Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A
Thank you.

Operator: Your next question comes from Rupesh Parikh of Oppenheimer. Your line is open.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Rupesh Parikh Analyst, Oppenheimer & Co., Inc.	Q

Good morning. Thanks for taking my question and congrats on the merger. So, I guess just to start out. So, maybe a question for you, Irwin. You’ve obviously done a ton of M&A in your career and this is a very complex, I think, combination of the two enterprises. So, what’s your confidence in being able to execute on this synergy front and being able to drive that shareholder value over time?

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

Well, I think step back and a real good question. If you come back and look over two years what has happened at Aphria where we have created seven or eight brands, we have really done a great job on our cultivation, our growth facilities in Leamington, in Vancouver, and now in Germany. With that, we’ve taken a lot of cost to becoming that low-cost producer.

With that, we’ve had set up the infrastructure in regards to our systems, our finance group, our people have built a world-class team. So, we’ve had those pillars in place today and now taking Tilray and putting that together with it. And there’s a lot of great things that Tilray has done in regards to their Portugal facility, in regards to their Cannabis 2.0. And one of the big things that I really liked about this deal it’s not like we’re left with all these growth facilities that we have to close. And like you heard me say there’s 35,000 kilos that we will move into our facilities where a low-cost producer will get the ability and there’s lot of additional overhead that we will absorb.

So, the combination of the teams, the brands, the strategy, the growth, and taking a CAD 100 million of costs out of that and just putting a multiple on that just think of the value that we create with that. So, why I feel good? Got a great team around me. Got some great brands. We’re in a really growing, fast growing industry. And last but not least, you know, between SweetWater and Manitoba Hemp, and guys legalization is going to come. And who else is better prepared for it than us.

Rupesh Parikh Analyst, Oppenheimer & Co., Inc.	Q

Okay. Great. And then, maybe just one final question. Just in terms of the brand, so it seems like the plan is to create – to maintain both company’s brands. But how do you guys think about maybe while the brands are small maybe like consolidating under maybe the leading brands of both companies versus keeping this pretty broad brand architecture.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A

Listen, it’s a great point. And I think there is always complexity in brand consolidation, and that’s something that we’ll look to do. And the thing about this business, there’s some fragmentation in the provinces, what’s strong in Quebec versus Ontario. And we’ll absolutely look at that is what are the best brands for the different provinces out there. And, you know, kind of what I did at Hain we had 50 brands and kind of – what were the best brands. And one was a blocker, and one wasn’t, and one was there was a high low. So, there’s different strategies that we’re going to look at for different brands out here.

And the big thing just to talk about, Tilray has an excellent medical business that will help us tremendously. And I just see so many opportunities in users today, in looking for medical cannabis and not so much going to the doctors and the clinics going into retail and looking for products that’s going to help them sleep. That’s going to

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help them with pain. That’s going to help them with anxiety. And we live in a world today where we need cannabis products for every one of those.

Rupesh Parikh	Q
Analyst, Oppenheimer & Co., Inc.
Thank you, and best of luck.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Thank you.

Operator: Your next question comes from Aaron Grey of Alliance Global Partners. Your line is open.

Aaron Grey	Q
Analyst, Alliance Global Partners Corp.

Hi. Good morning and congrats on the acquisition, and thanks for the questions. I guess one quick one for me. You know, Irwin – Brendan, you just mentioned that it seems like the talks have been in the making for some time. So, Irwin, you guys recently completed the acquisition of the SweetWater acquisition. So, just wanted to kind of think about the length you might have looked at through that acquisition if these discussions have been going on, in particular just given the question that I’ve been asking earlier regarding ABI and that JV. We’ve obviously seen one of your peers kind of leverage a JV within Canada it’s also bring CBD products into the US. So, just thinking about how that partnership was thought about in terms of the access and how it could be leveraged kind of going forward just expanding upon some of the comments you gave earlier. Thank you.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

So, again as I come back and say, Tilray has some great partnerships and absolutely we’re going to take advantage of them. And I think the big thing is, I come back and say the combination of two, there’s some great partnerships that Tilray has put in place. And I think the combination of Aphria and Tilray together will help these partnerships tremendously.

The other thing what’s going to offer is, there’s going to be opportunities for other partnerships for us that are going to look at where the cannabis world’s going and the opportunities there. And then last but not least is we’re going to look at other opportunities or other acquisitions what makes sense for this company and how we can grow it. I think Manitoba Harvest is a great asset coming out of that consumer world. And whether it’s hemp, whether it’s CBD, whether it’s ultimately THC products in that consumer world and what we can do with that is tremendous. I think at the same time as I said before in regards to the beverage industry have an ABI with us here and creating CBD, THC drinks, energy drinks, other drinks which I’ve been involved with before with the blueprint brand in regards to creating.

So, it’s just not cannabis in regards to a vape, a flower or a pre-roll. It’s now we’re in the consumer business, we’re in the drink business, with Manitoba Hemp we’re in the food business. There’s the bar business. There’s the alcohol business, the medical business. This really brings us a major portfolio of the next generation of products that the combined companies have to work with. And which will offer us multiple partners to bring in with us where we think it’s necessary.

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Aaron Grey	Q
Analyst, Alliance Global Partners Corp.

All right. Great. Thanks for that color. And then just one more question. Just going back to the cost synergies. You know you talked about you know some of the phasing in terms of 24 months around the question. Just if you could you know potentially breakout just a degree of that CAD 100 million and how it’s broken out between kind of those three between the cultivation, sales and distribution, and public company expenses.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

So, the cultivation production is probably 30%. Sales force efficiencies and consolidating of call order is probably another 10%, 15%. A big part of this – public company cost is a big part of it and the optimization of the organization. The ultimate opportunities for us is from big time for us is our additional 2.0 factor and moving them into Tilray’s facility has the potential opportunities for us. Taking their GMP certified products in Portugal and putting them through our CC Pharma distribution, which we distribute to over 13,000 pharmacies is a big, big opportunity for us.

Listen, looking at our financing and our balance sheet, this company combined will have over CAD 550 million of cash and going out and looking at our opportunities with our debt and our bonds. So, we think CAD 100 million is very much achievable, and we think there’s a lot more on top of that. The biggest thing that’s going to drive here is we did this for the CAD 100 million of synergies and plus. But the assets that are in this combined company and the growth on the top line is going to just drive a tremendous amount of EBITDA and earnings to the bottom line.

Aaron Grey	Q
Analyst, Alliance Global Partners Corp.
All right. Great. Thanks for that. And congrats again on the merger. And I’ll pass it along.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Thank you.
Operator: Due to time constraints, please limit yourself to one question. Your next question comes from John Zamparo of CIBC. Your line is open.

John Zamparo	Q
Analyst, CIBC World Markets, Inc.
Thanks. Good morning. I also wanted to follow up on the

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Good morning.

John Zamparo	Q
Analyst, CIBC World Markets, Inc.

Good morning. I wanted to follow up on the synergies as well. Appreciate the commentary on cadence in the split between COGS and SG&A. I just want to confirm that that CAD 100 million – so, right now it does not

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contemplate capacity reductions. And if so, I guess why not look at a greater level of capacity reduction given the size of the industry and given the combined company sales and Aphria’s large production footprint could probably cover the combined sales? So, I guess why not look at that or is that still potentially on the table in the future?

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

No. That is built into that. So, as I said, it would be moving Tilray’s production today into Aphria facilities what they procure from other LLPs. Nanaimo is still a facility that’s out there. And one of the biggest constraints we’ve had in the Broken Coast is just supply and putting those two together are big opportunities. Moving all our Cannabis 2.0 into the London facility is a big opportunity for us. So, they are all built into that CAD 100 million, and then along with consolidation of buying packaging.

I mean one of the biggest cost factors today in the cannabis industry is packaging is one of the highest costs out there. So, just combining our purchasing on packaging and looking at different types of packaging and innovation there is something that will drive a lot of costs. Our corporate cost tremendous what it costs from corporate costs. And just our director liability insurance, our boards, having one board. So, as we go down the list here and we felt it was smart to stop at CAD 100 million and make sure we felt really good to get that. And there’s a second and third list on top of that.

John Zamparo	Q
Analyst, CIBC World Markets, Inc.
Got it. Okay. Thank you. Congrats on the deal.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Thank you.
Operator: Your next question comes from Tamy Chen of BMO Capital Markets. Your line is open.

Tamy Chen	Q
Analyst, BMO Capital Markets Corp. (Canada)

Thanks. Good morning and thanks for the question. Irwin, I wanted to revisit one of the previous commentary or comments that you made thinking about the US strategy and having scale in Canada and other jurisdictions as a key competitive advantage as you push more into the US. So, with today’s announcement as well as previous developments that Aphria has done, could you just elaborate on that again? I mean because you can’t ship from Canada to the US [indiscernible] (00:41:58). If you’re competing with the US MSOs on a state-by-state basis. So, could you just help us all understand how all the initiatives that you’ve done including this transaction today would help or accelerate your US THC strategy specifically? Thank you.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

So, good question. Listen, my objective as I said before is to get us at least a 30%-plus share in Canada which will get us to become a low-cost producer and will give us a lot of abilities elsewhere around the world. We will have, you know, between Portugal and Germany, two of the largest facilities in Europe. And the question you didn’t ask me, do I expect ultimately legalization to happen in Europe. I expect ultimately next year there’s a good chance it’ll happen in Germany and I think Portugal. So, we will be positioned in regards to having facilities and

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winning tenders and being part of that with a distribution for the opportunities in Europe and legalization happens there, we’ll be well positioned for that.

In regards to the US, having a good-sized business in the US and whether it’s CBD or just having products. Ultimately, right now we can’t own anything in the US that touches a plant. But when legalization does happen, when we have the best of class in Canada, the best of class in Europe and with legalization and having a business in the US market, being domiciled in the US market the opportunity to buy something, to create something will be at our fingertips to go ahead and do it. So, it’s not like we’re just going to walk into the US market and sort of say what do we do over the next four to five years. It’s either we’re going to have to buy something or create something in the US market when legalization does happen. And that’s how we plan to do it.

And taking our expertise that we’ve had from Canada, Europe and our expertise of what we’ve built in brands in the US. As you heard me say before, one of the things with SweetWater whether it’s RIFF, Good Supply, or Solei, we’ll be selling those brands in alcohol in the US in the very near future.

Tamy Chen	Q
Analyst, BMO Capital Markets Corp. (Canada)
Got it.

Brendan Kennedy	A
Chief Executive Officer & Director, Tilray, Inc.

Tamy, the only thing I would add to what Irwin said is that currently the combined company’s products are available in 15 different countries around the world for medical cannabis purposes. And we ship those products internationally for medical cannabis purposes. All GMP certified. And I strongly believe that there is a high probability that at some point in the future with the legalization of medical cannabis in the US there is an opportunity for medical cannabis to be imported into US either from Canada or from Europe just like we see in virtually every other country that we operate. And so that’s something that tends to get overlooked. But I think with the legalization of medical cannabis in the US, you will see international shipments and you won’t see this reliance on a single state supply chain to meet medical cannabis needs.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

And I agree what Brendan has said. You know, listen, we don’t know what’s going to happen. So, my point is here if export or import is available, we’ll be ready for it. We’ll have – we have facilities in Canada. We have facilities in Europe. We have businesses in the US. So, it’s kind of like with our size and scale and our balance sheet, if it is to buy or build something in the US when legalization happens, we’ll have the ability to go ahead and do that.

Tamy Chen	Q
Analyst, BMO Capital Markets Corp. (Canada)
Got it. Thank you very much.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Thank you.
Operator: Your next question comes from Matt Bottomley of Canaccord Genuity. Your line is open.

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Matt Bottomley	Q
Analyst, Canaccord Genuity Corp.

Good morning, all. And congrats on the announcement this morning. [ph] Great stuff (00:46:26). Just curious on your views on the growth, I guess, trajectory or your growth profile of the combined entity that I guess was more in your direct control [ph] in for (00:46:37) the first year or so of merging. You’ve mentioned legalization potentially in EU or maybe longer-term access to THC in the US. We’re still waiting on FDA commentary on CBD Ingestible. So, what part of the company do you think is in your most control to leverage some growth here? Is it going up from your 20% to 30% in Canada? And then, more specifically, if you can comment on the dynamic right now with the assets you have in Europe. So, there’s some good cultivation exposure in Portugal coming from Tilray. Aphria has very good distribution. So, what’s the demand profile in those markets today where if you assume no further legalization just for the sake of argument? Are you able to – is the demand curve right now more flat than accelerating just given where the current regulations are? Thanks.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
So, Brendan, do you want to take Portugal, and then, I’ll come back and talk about Germany and where I think the other growth pieces are?

Brendan Kennedy	A
Chief Executive Officer & Director, Tilray, Inc.

Yeah. I have a couple different thoughts there. We’re seeing steady growth in international and have predicted that for this quarter and next. I think that – I do think you’re going to see more countries in Europe legalize with the European support of the UN issues over the last month. I predict that – well, with the UN measures and the fact that France is going to implement rapidly a medical cannabis program, you’ll see the two largest economies in Europe. Germany and France both have medical cannabis programs. And I think it’s extremely likely that you’ll see 28 EU member countries legalize medical – all 28. So, going from 14 to 28 over the course of the next 24 months.

And so, there are tremendous opportunities for growth not only in the existing European markets, but in new markets medically such as France. And my other point there – final point there would be that in the Netherlands and in Switzerland, in Luxembourg you’re seeing adult-use experiments play out. And we’ll see those play out throughout the course of 2021. So, those experiments are going to take place. And I think that is going to lead to more conversations around adult-use legalization in Europe occurring not only in 2021 but in the following years.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

And Brendan, I come back, and we all focused on the US and we have two great facilities there plus with CC Pharma we have the distribution. And in Portugal, which is an incredible asset which is [ph] EU-MGP (00:50:05) certified, which leads us from our free trade standpoint we can ship anywhere in Europe. So, we’re set for Europe and with Europe with 600 million people. And we keep focus on the US, the US, the US. I believe Europe will legalize in many of its countries before the US does. So, we’re absolutely well situated there.

Where do I see the big growth opportunities? Continuously see in Canada with more and more stores opening up in Canada. There’s about 1,000 stores today and they expect to get to 3,000 stores in Canada. So, us getting to a 30% market share is worth a lot of dollar growth for us. You know Aphria getting into Cannabis 2.0, whether it’s edibles and drinks and using the SweetWater to expand us and help us with that.

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In regards to the US, I think the big opportunities with our expertise in the consumer-packaged goods world and in growing Manitoba Hemp with its product line and working with SweetWater and depending what happens with ABI on a distribution and the beverage opportunity from a standpoint. So, there’s lots of levers to pull here for growth. And by no means here, this is just about getting synergies and costs. This is a growth story. And the levers are there whether it’s Canada, whether it’s the US and whether it’s Europe.

Matt Bottomley Analyst, Canaccord Genuity Corp. Great. Thank you.	Q

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc. Thank you.	A

Operator: Your next question comes from [ph] Sia Wang (00:51:40) of Jefferies. Your line is open.
Q

Hi. Good morning. I’m asking a question on behalf of my analyst Owen Bennett and congratulations on the transaction.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc. Thank you.	A
Q

So, my question is actually on the beverage. So, I know with the combined entity it’s definitely at a much stronger position in offering both CBD wellness or adult-use beverage. And some of your competitors actually have been very bullish on the category, despite it’s always taking a very small amount of the market. So, I guess I’m curious about your outlook on the beverage this category specifically and are you guys looking to potentially prioritize this compared to like other 2.0 products like edibles or vape? Thank you.

Irwin David Simon Chairman & Chief Executive Officer, Aphria, Inc.	A
Listen. I think with that I think one of the big things here is Tilray is in the beverage business. So, the [ph] county lines of (00:52:36) licenses are there for us. Having SweetWater and ABI, we have some pretty good partners here to work on products that taste good innovation. I think the biggest opportunity has to be ultimately one day that we can sell this in convenience stores and supermarkets in a broader way than just being sold through the liquor control boards from a drink standpoint. And with that, I always say the drinks are big opportunities because they can give you a great energy or a great lift or a great high without the calories, without the hangover, and with some potential medical benefits – medical effects. So, I see such a big opportunity in this beverage category. And with the soda beverage category declining and lots of opportunities in regards to energy drinks and drinks from that restore, regenerate, et cetera, big, big, big opportunity for us in the Canadian market, the US market, and also as we develop these drinks taking them into the international market.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Q
Okay. Thank you.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.
Thank you.

Operator: Your next question comes from Michael Lavery of Piper Sandler. Your line is open.

Michael S. Lavery	Q
Analyst, Piper Sandler & Co.

Good morning. Thank you and congrats as well.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

Thank you, Mike.

Michael S. Lavery
Analyst, Piper Sandler & Co.	Q

I just want to come back to the US – yes. I know you’ve mentioned how excited you are about the opportunities in Europe, but I want to come back to the US. I know you said that when it’s legal you could buy something or build something. The buying part is pretty straightforward. As far as the building – and I just would love a little more sense of how you think about that, I know in the release you mentioned brands and distribution as helps, but at least in any current system, there’s not a grocery or alcohol distribution that would seem relevant. So, is it really the brands that you’re depending on? And if so, how do you measure what the value of those are with consumers and how well-known they are and where that stands today? Or is the assumption that you can build that with the SweetWater relationship in course before legalization comes?

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

So, what I’m really excited about number one is our intellectual property and our knowhow. I mean we have 250,000, we’ll grow 250,000 kilos of cannabis, different types of strains. We will sell millions and millions of pre-rolls, millions and millions of vapes, millions and millions of flowers, oils. So, with that from an R&D standpoint, from an innovation standpoint, from a quality standpoint, we kind of figured out the secret sauce of how to do this in the Canadian markets and in the international markets. And we’ll transform a lot of that knowledge once we figure out what’s the right way to do it in the US. And back to what Brendan said, we don’t know if we’re not going to be able to export products from Canada into the US. There’s still a lot unknown.

But on the other hand, the brand equity, brand equity, brand equity and if you come back and look at where the valuations are in building out our brands that’s where we’re ultimately going to get the value. It’s just not a rolled-up – a pre-roll. And consumers today are going to want to buy products that is a brand that they know they’re not buying from a local drug dealer or buying it off the street because they know from a quality standpoint, they know the different strains they’re getting, and they know what they’re buying is a legal product. The other thing today is as you grow these products and you have the expertise like we have, you can grow it as cheap as any type of

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drug dealer or illicit market out there. So, it’s like buying an alcoholic drink, buying a pack of tobacco. You want to buy your brand because you can trust it. You know it is a tested product. You know from a regulatory standpoint it’s gone through all this regulation.

And with that, I think again if you come back and you decriminalize the market out there in the US, then you’ve got to legalize it because if you decriminalize it, it just says, okay, I’m going to go buy it from the illicit market. And why is the US giving up all these tax dollars? Where it will be sold and how it’s going to be sold, I don’t know yet. But we will be ready because we’ll be selling into the alcohol trade. We’ll be selling into the consumer trade. And between both companies, we’ll have close to 15 different brands, different strains, different products that we’ll be able to sell into the US. And hopefully, we could import products or export products into the US market.

Michael S. Lavery	Q
Analyst, Piper Sandler & Co.

I certainly appreciate the
Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

We’re not starting – not start it from scratch at all. We have a pretty big blueprint that we can pull different pieces from once we know where legalization goes. And Brendan, you want to add anything, please.
Michael S. Lavery	Q
Analyst, Piper Sandler & Co.

Can I just ask on the brand piece. I guess I’m trying to understand that I appreciate the trusted piece for consumers versus illicit trade. That would fit a few hundred brands on shelves in dispensaries in the US today already. And so, I guess with that incumbent competition, do you have a sense of how long it takes to build your brands or how they’re differentiated?
Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

Listen, I don’t think there’s any global brands in the cannabis industry today other than just brands that are sold in each state. And I’m not sure whether it’s licensing other brands out there that can be sold on a global basis. But you heard what I said before, we’re going to start introducing some of the Aphria Canadian brands in the US in the alcohol industry, in the beer industry come very soon.

So hopefully, they will be some of the brands that consumers in the US will get to know or with that, as we educate consumers, no different than Molson Canadian Beer or beers that came from Canada, it got to be well known in the US as strong brands that were in the alcohol and beer industry in the Canadian market and moved into the US.
Michael S. Lavery	Q
Analyst, Piper Sandler & Co.

Okay. Thank you. That’s really helpful color.
Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

Thank you.

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Operator: Your next question comes from Graeme Kreindler of Eight Capital. Your line is open.

Graeme Kreindler	Q
Analyst, Eight Capital

Hi. Good morning and thank you for taking my questions. I wanted to follow-up, Irwin, on your comment about the goal of reaching 30% share in Canada. And I appreciate you just spoke extensively about the potential of brands, the diversified platform across a number of products. I was wondering how much does additional consolidation in the Canadian – in the Canadian market drive that number or that goal? Or as we continue to see prices bottom out and see that compression there, do you have the potential to bring more of that capacity in-house? But is it more about only a few platforms really be able – being able to survive in that – in this price environment perhaps or some other factors? Just curious in terms of how you see that playing out. Thank you very much.

Irwin David Simon	A
Chairman & Chief Executive Officer, Aphria, Inc.

Thank you. Great question. Listen, there’s 505 LPs in Canada. And that’s a lot of LPs. And what I’ll say is this here, listen, there’s 1,000 stores, we’re going to 3,000 stores. So, the market will continuously expand and open but, you know, whether it’s Ontario, whether it’s Québec, from a technology standpoint, from a replenishment standpoint, what’s happening out there, and [ph] ABI (01:01:08) just in time, it’s all changing the way they’re ordering because nobody was keeping up with inventories and other stocks, et cetera, and everything from these liquor boards are going digital.

So, the smaller companies are going to have a much harder time to compete in the marketplace just because are they going to be able to invest in the brands or are they going to be able to put the salespeople on the street, are they going to be able to invest in the technology to be able to get the products to the retailer. At the same time, I think the market continues to grow and that is taking consumers away from the illicit market, which is still a CAD 2 billion industry. And I still think you still take consumers away from the alcohol industry and that will move over to cannabis. I also think there’s a big market out there for the 50 and older market that are now using cannabis not just to relax but from a sleep, from an anxiety, from a pain standpoint. So, that’s how we’ll get to the 30%-plus share.

And then, on top of that, there’s lots of opportunities in innovation and new products in regards to edibles and drinks. We just introduced hashes and oils and stuff like that. So, that’s how I see us getting to the 30% market in the Canadian market is taking share, innovation, new products, new stores opening up, and us just coming out with different strains and going after the 50-plus market and bringing them into the industry.

Graeme Kreindler
Analyst, Eight Capital	Q

Understood. Appreciate it. Thank you very much.

Irwin David Simon
Chairman & Chief Executive Officer, Aphria, Inc.	A

Thank you.

Irwin David Simon
Chairman & Chief Executive Officer, Aphria, Inc.

I think that was our last question. So, thank you very much for joining our call today. Carl, Brendan and Michael, thank you very much.

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Aphria, Inc. (APHA.CA) Aphria and Tilray Merger Call

Listen, in summary, this is an exciting step forward for Aphria and Tilray, as well as our employees, our investors, our customers. And last but not least, the consumers and patients. We really believe this business combination will create significant value for our stakeholders and will lead to increased accessibility of our products market and which we talked a lot about today, our brands that will be leading brands and be well-known over the next several years.

Our scale and infrastructure in the cannabis industry is expected to set forth us apart from competitors and accelerate our growth. I’m proud of our Aphria and Tilray employees. And I got to tell you, they have worked hard to get to where we are today from both company standpoint. And they’ve worked hard to get this completion across the line of these two companies. I look forward to working with them and executing on the expanded potential of both companies together.

Thank you once again for joining us on this short notice. We look forward to working all together. What I’d like to do is wish everybody happy holidays. Be safe out there. And look forward to our next call that we can continuously give you updates on everything. Thank you very much and have a good day.

Operator: Ladies and gentlemen, this concludes today’s conference call. Thank you for participating. You may now disconnect.

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Additional Information and Where to Find It

In connection with the proposed transaction, Aphria will file a management information circular, and Tilray will file a proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Participants in the Solicitation

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tilray stockholders in connection with the proposed transaction will be set forth in the Tilray proxy statement for the proposed transaction when available. Other information regarding the participants in the Tilray proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Tilray as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

Certain information in this communication constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this communication with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the Combined Company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the Combined Company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the Combined Company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; (x) that the Combined Company is expected to unlock significant shareholder value; and (xi) statements under the heading “Strategic and Financial Benefits” of this communication. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the Combined Company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the Combined Company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues.

For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.